Decommissioning and Other Provisions (Tables)	12 Months Ended
Dec. 31, 2018
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Change in decommissioning and other provision balances
The change in decommissioning and other provision balances is as follows:

	Decommissioning and restoration	Other	Total
Balance, Dec. 31, 2016	293	50	343
Liabilities incurred	3	19	22
Liabilities settled	(19)	(31)	(50)
Liabilities disposed(1)	(8)	—	(8)
Accretion	23	—	23
Revisions in estimated cash flows(2)	41	1	42
Revisions in discount rates(2)	110	—	110
Reversals	—	(4)	(4)
Change in foreign exchange rates	(6)	(2)	(8)
Balance, Dec. 31, 2017	437	33	470
Liabilities incurred	5	17	22
Liabilities settled	(31)	(10)	(41)
Accretion	24	—	24
Acquisition of liabilities (Big Level)		8	8
Revisions in estimated cash flows	2	3	5
Revisions in discount rates	(37)	—	(37)
Reversals	—	(5)	(5)
Change in foreign exchange rates	7	3	10
Balance, Dec. 31, 2018	407	49	456
(1) Relates to the disposition of the Solomon power station and the sale of the Wintering Hills wind facility.
(2) During 2017, mainly as a result of the OCA (see Note 4(O)), the discount rates used for the Canadian coal and mining operations decommissioning provisions were changed to the use of 5 to 15-year rates. The use of lower, shorter-term discount rates increased the corresponding liabilities. On average, these rates decreased by approximately 1.60 to 2.10 per cent. Additionally, the amount and timing of cash outflows for certain Canadian coal plants and mining operations was also revised, resulting in an increase to the corresponding liabilities.

	Decommissioning and restoration	Other	Total
Balance, Dec. 31, 2017	437	33	470
Current portion	40	27	67
Non-current portion	397	6	403
Balance, Dec. 31, 2018	407	49	456
Current portion	35	35	70
Non-current portion	372	14	386